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EXHIBIT 99


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RAIT INVESTMENT TRUST ANNOUNCES THIRD QUARTER 2003 NET INCOME PER COMMON SHARE
DILUTED OF $0.62


PHILADELPHIA, PA -- OCTOBER 20, 2003 --


THIRD QUARTER HIGHLIGHTS
- Net income of $12.9 million for the three months ended September 30, 2003 represents a 13.1% increase over net income of $11.4 million for the three months ended September 30, 2002.

- Revenues of $21.2 million for the three months ended September 30, 2003 represents a 9.7% increase over revenues of $19.3 million for the three months ended September 30, 2002.

RAIT Investment Trust (RAIT) (NYSE: RAS), a company that provides specialized financing to the mid-sized commercial real estate market, reported that net income for the three months ended September 30, 2003 was $12.9 million, or $0.62 per common share diluted based on 21.0 million weighted average common shares diluted, as compared to $11.4 million, or $0.63 per common share diluted based on 18.3 million weighted average common shares diluted, for the three months ended September 30, 2002. Revenues for the three months ended September 30, 2003 were $21.2 million as compared to $19.3 million for the three months ended September 30, 2002.

Net income for the nine months ended September 30, 2003 was $33.7 million, or $1.63 per common share diluted based on 20.7 million weighted average common shares diluted, as compared to $31.8 million, or $1.84 per common share diluted based on 17.3 million weighted average common shares diluted, for the nine months ended September 30, 2002. Revenues for the nine months ended September 30, 2003 were $57.1 million as compared to $53.5 million for the nine months ended September 30, 2002.

BALANCE SHEET SUMMARY
As of September 30, 2003, RAIT's total assets were $501.6 million (including $311.8 million of investments in real estate loans and $134.7 million of investments in real estate). As of December 31, 2002, RAIT's total assets were $438.9 million (including $258.9 million of investments in real estate loans and $139.5 million of investments in real estate). As of September 30, 2003, RAIT's indebtedness secured by real estate was $118.1 million and there was $44.9 million aggregate balance outstanding under RAIT's secured lines of credit. As of December 31, 2002 RAIT's indebtedness secured by real estate was $114.6 million and the aggregate amount outstanding under RAIT's secured lines of credit totaled $30.2 million. RAIT's total shareholders' equity was $313.1 million at September 30, 2003 and $277.6 million at December 31, 2002. Total common shares outstanding were 20,853,875 at September 30, 2003 and 18,803,471 at December 31, 2002.

DIVIDEND SUMMARY
On October 15, 2003, RAIT paid a third quarter dividend of $0.62 per share to shareholders of record on September 22, 2003. This dividend represents an annualized yield of 10.4% based on the October 17, 2003 closing stock price of $23.85. Including this third quarter dividend, RAIT has declared a regular quarterly cash dividend of at least $0.51 per share during each of the past twenty-one quarters.
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CONFERENCE CALL LIVE WEBCAST AND REPLAY INFORMATION
Interested parties can access the LIVE webcast of RAIT's Quarterly Earnings Conference Call at 10:30 AM EST on Tuesday, October 21, 2003 by clicking on the Webcast link on RAIT's homepage at www.raitinvestmenttrust.com. The webcast will be archived on the RAIT website for four weeks and can be accessed telephonically until midnight on Tuesday, October 28, 2003 by dialing 1-800-428-6051, access code 310007.

ABOUT RAIT INVESTMENT TRUST
RAIT, a real estate investment trust, is a specialty finance company focused on the commercial real estate industry. RAIT provides structured financing to private and corporate owners of real estate, including senior and mezzanine lending and preferred equity investments. RAIT also acquires real estate for its own account.

This news release shall not constitute an offer to sell or a solicitation of an offer to buy nor shall there be any sale of RAIT's securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: Statements in this press release regarding RAIT Investment Trust's business which are not historical facts are "forward-looking statements" that involve risks and uncertainties. For discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward looking statement, see RAIT's filings with the Securities and Exchange Commission, including Registration Statement No. 333-103618 under the section entitled "Risk Factors" and the Form 10-K for the year ended December 31, 2002. RAIT does not undertake to update forward-looking statements in this press release or with respect to matters described herein.

RAIT INVESTMENT TRUST CONTACT
Andres Viroslav
215-861-7923
aviroslav@raitinvestmenttrust.com
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                              RAIT INVESTMENT TRUST
                                AND SUBSIDIARIES
                        CONSOLIDATED STATEMENTS OF INCOME
                                   (UNAUDITED)

                                                 For the three months                 For the nine months
                                                  ended September 30,                  ended September 30,
                                                  ------------------                   ------------------
                                                2003               2002              2003              2002
                                            ------------       ------------      ------------      ------------
REVENUES
Interest income                             $ 10,608,732       $  8,369,948      $ 27,628,526      $ 24,257,745
Rental income                                  6,114,316          6,175,076        18,386,731        19,305,057
Fee income and other                           1,892,902            910,754         3,368,510         4,567,108
Investment income                              2,570,296            681,589         5,375,851         1,251,253
Gain on sale of loan                                  --                 --                --           947,974
Gain on sale of property interest                     --                 --         2,372,220                --
Income from loan satisfaction                         --          3,181,670                --         3,181,670
                                            ------------       ------------      ------------      ------------
      Total revenues                          21,186,246         19,319,037        57,131,838        53,510,807

COSTS AND EXPENSES
Interest                                       2,442,796          2,570,182         6,353,229         6,787,724
Property operating expenses                    3,340,562          3,291,188         9,929,558         9,426,034
Salaries and related benefits                    940,341            751,568         2,562,669         1,655,750
General and administrative                       636,146            492,645         1,964,090         1,166,697
Depreciation and amortization                    862,626            908,461         2,666,815         2,673,264
                                            ------------       ------------      ------------      ------------
Total costs and expenses                       8,222,471          8,014,044        23,476,361        21,709,469
                                            ------------       ------------      ------------      ------------

Net income before minority interest           12,963,775         11,304,993        33,655,477        31,801,338
Minority interest                                (28,586)           128,553            28,120            18,599
                                            ------------       ------------      ------------      ------------
Net income                                  $ 12,935,189       $ 11,433,546      $ 33,683,597      $ 31,819,937
                                            ============       ============      ============      ============

Net income before minority interest         $        .62       $        .62      $       1.64      $       1.86
Minority interest                                     --                .01                --                --
                                            ------------       ------------      ------------      ------------
Net income per common share basic           $        .62       $        .63      $       1.64      $       1.86
                                            ============       ============      ============      ============

Weighted average common shares basic          20,851,897         18,149,478        20,559,463        17,126,868
                                            ============       ============      ============      ============

Net income before minority interest         $        .62       $        .62      $       1.63      $       1.84
Minority interest                                     --                .01                --                --
                                            ------------       ------------      ------------      ------------
Net income per common share diluted         $        .62       $        .63      $       1.63      $       1.84
                                            ============       ============      ============      ============
Weighted average common shares diluted        21,024,121         18,289,533        20,718,964        17,251,629
                                            ============       ============      ============      ============